                                                                   EXHIBIT 10.28

                   LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

         BOSTON PROPERTIES, INC., BOSTON PROPERTIES LIMITED PARTNERSHIP

                                      AND

                               KENVIC ASSOCIATES

                               NOVEMBER 21, 1997

                               TABLE OF CONTENTS



1.   Certain Definitions...................................................  1
     -------------------

2.   Lock-up Agreement.....................................................  2
     -----------------

3.   Registration..........................................................  3
     ------------

4.   State Securities Laws.................................................  5
     ---------------------

5.   Expenses..............................................................  5
     --------

6.   Indemnification by the Company........................................  5
     ------------------------------

7.   Covenants of the Holder...............................................  6
     -----------------------

8.   Suspension of Registration Requirement; Restriction on Sales..........  7
     ------------------------------------------------------------

9.   Black-Out Period......................................................  8
     ----------------

10.  Additional Shares.....................................................  8
     -----------------

11.  Contribution..........................................................  8
     ------------

12.  No Other Obligation to Register.......................................  9
     -------------------------------

13.  Amendments and Waivers................................................  9
     ----------------------

14.  Notices...............................................................  9
     -------

15.  Successors and Assigns................................................ 10
     ----------------------

16.  Counterparts.......................................................... 11
     ------------

17.  Governing Law......................................................... 11
     -------------

18.  Severability.......................................................... 11
     ------------

19.  Entire Agreement...................................................... 11
     ----------------

                   LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

      This Lock-up and Registration Rights Agreement (this "Agreement") is
                                                            ---------
entered into as of November __, 1997 by and among Boston Properties, Inc., a Delaware corporation (the "Company"), Boston Properties Limited Partnership, a
                           -------
Delaware limited partnership (the "Partnership") and Kenvic Associates, a New
                                   -----------
York Partnership (the "Holder").
                       ------

      WHEREAS, the Holder may receive shares of common stock of the Company, $.01 par value ("Common Shares"), and has received on the date hereof units of
                 -------------
limited partnership interest ("Units") in Boston Properties Limited Partnership,
                               -----
a Delaware limited partnership (the "Partnership"), in each case issued or to be issued without registration under the Securities Act of 1933, as amended (the Securities Act") pursuant to that certain Contribution Agreement dated as of
--------------
the date hereof (the "Contribution Agreement") between the Partnership and the Holder; and

      WHEREAS, it is a condition precedent to the obligation of the Holder to consummate the transactions under the Contribution Agreement that the Company enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.  Certain Definitions.
          -------------------

      As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:

      "NASD" shall mean the National Association of Securities Dealers, Inc.
       ----

      "Person" shall mean an individual, partnership, corporation, limited
       ------
liability company, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

      "Permitted Distributees" shall have the meaning set forth in Exhibit A
       ----------------------                                      ---------
hereto.

      "Registrable Shares" shall mean the Shares of the Holder, excluding (i)
       ------------------
Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 or (iii) Shares eligible for sale pursuant to Rule 144(k) (or any successor provision).

      "Registration Expenses" shall mean any and all expenses incident to
       ---------------------
performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 3(f) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by the Holder, the fees and disbursements of counsel representing the Holder in connection therewith as provided in Section 5, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by the Holder, all of which shall be borne by the Holder in all cases.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Company which covers the issuance or resale of any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "Rule 144" means Rule 144 (or any successor provision) under the Securities
      --------
Act.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Shares" shall mean any Common Shares issued or to be issuable to the
      ------
Holder upon redemption or in exchange for Units held by the Holder, which Units were acquired by Holder pursuant to the Contribution Agreement.

      2.  Lock-up Agreement.
          -----------------

     (a) The Holder hereby agrees that for a period of one year after the date hereof (the "Lock-up Period"), without the consent of the Company, it will not
             --------------
offer, pledge, sell, contract to sell, grant any options for the sale of, seek redemption of, or otherwise dispose of, directly or indirectly (collectively

"Dispose of"), any Units (the "Lock-up"); provided, however, that the Holder may
-----------                    -------    --------  -------
Dispose of Units pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee if such pledgee agrees that it will under no circumstances foreclose with respect to such Units until after the first anniversary of the date hereof; and provided, further, that the transferor shall, at the request of
                 --------  -------
the Company, provide evidence reasonably satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act. If the Holder Disposes of Units as described in this Section 2, such Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement dated as of the date hereof (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Units). Thereafter, such transferee shall be deemed to be the Holder for purposes of this Agreement.

      (b) The Partnership hereby agrees that, in the event of a transfer of Units to a transferee named in Exhibit A hereto (a "Permitted Distributee"), the
                               ---------
Partnership shall at the request of such Permitted Distributee admit such Permitted Distributee to the Partnership as a Substitute Limited Partner, provided that the Partnership shall not be obligated to admit such Permitted Distributee as a Substitute Limited Partner unless the following conditions are met:

          (i)    such transfer has been made in compliance with this Section 2;

          (ii) such Permitted Distributee has executed a Limited Partner Signature Page to the Amended and Restated Agreement of Limited Partnership of the Partnership, in form provided by the Partnership to such Permitted Distributee; and

          (iii) such Permitted Distributee delivers evidence reasonably satisfactory to the Partnership that such Permitted Distributee is an "Accredited Investor" as defined by Regulation D under the Securities Act.

      3.  Registration.
          ------------

      (a) Filing of Resale Shelf Registration Statement. Subject to the
          ---------------------------------------------
conditions set forth in this Agreement, the Company shall cause to be filed a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares of the Holder in accordance with the terms hereof, and shall commence, no later than the first anniversary of this Agreement, the preparation of such Registration Statement, and shall use reasonable good faith efforts to cause such Registration Statement to be declared effective by the SEC within 90 days following the first anniversary of the date of this Agreement. The Company agrees to use reasonable good faith efforts to keep the Registration Statement, after its date of effectiveness, continuously effective with respect to the Registrable Shares of the Holder until the earlier of (a) the date on which the Holder no longer holds any Registrable Shares or (b) the date on which all of the Registrable Shares held by the Holder have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "Resale Shelf Registration
                                                      -------------------------
Expiration Date").
-----------------

      (b) Registration Statement Covering Issuance of Common Shares. In lieu of
          ---------------------------------------------------------
the registration rights set forth in Section 3(a) above, the Company may, in its sole discretion, prior to the first date upon which the Units held by the Holder may be redeemed (or such other date as may be required under applicable provisions of the Securities Act) file a registration statement (the "Issuance
                                                                      --------
Registration Statement") under Rule 415 under the Securities Act relating to the
----------------------
issuance to the Holder of Common Shares upon the redemption of Units or in exchange for

Units. Thereupon, the Company shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC for all Common Shares covered thereby. The Company agrees to use reasonable efforts to keep the Issuance Registration Statement continuously effective, with respect to the Registrable Shares of the Holder, until the date on which the Holder has redeemed or exchanged the Holder's Units for Common Shares. In the event that the Company, despite its reasonable good faith efforts, is unable to cause such Issuance Registration Statement to be declared effective by the SEC within 90 days of the first anniversary of this Agreement or (except as otherwise permitted by Sections 8(b) and 9) is unable to keep such Issuance Registration Statement effective until the date on which the Holder has redeemed or exchanged the Holder's Units for Common Shares, then the rights of the Holder set forth in
Section 3(a) above shall be restored.

     (c) Notification and Distribution of Materials. The Company shall notify
         ------------------------------------------
the Holder of the effectiveness of any Registration Statement applicable to the Shares of the Holder and shall furnish to the Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement and such other documents as the Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

     (d) Amendments and Supplements. The Company shall prepare and file with the
         --------------------------
SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder (in the case of a Registration Statement filed pursuant to Section 3(a) hereof) or issued in accordance with the intended method of issuance by the Company (in the case of a Registration Statement filed pursuant to Section 3(b) hereof) or
(b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon twenty (20) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or the Holder ownership interests in its Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

     (e) Notice of Certain Events. The Company shall promptly notify the Holder
         ------------------------
of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

     At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by the Holder to a transferee, the Company shall immediately notify the Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

      4.  State Securities Laws.  Subject to the conditions set forth in this
          ---------------------
Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as the Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective in a timely manner; provided,
                                                                      --------
however, that the Company shall not be obligated to qualify as a foreign
-------
corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, the Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

      5.  Expenses.  The Company shall bear all Registration Expenses incurred
          --------
in connection with the registration of the Registrable Shares pursuant to this Agreement, except that the Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

      6.  Indemnification by the Company.  The Company agrees to indemnify the
          ------------------------------
Holder and its officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls the Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Holder (each, an "Indemnitee"), against any and all losses, claims, damages, actions,
           ----------
liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the

Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such
                      --------  ----
Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) the Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the selling broker for delivery to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final amended or supplemented prospectus.

      7.  Covenants of the Holder.  The Holder hereby agrees (a) to cooperate
          -----------------------
with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to the Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver to the selling broker or to otherwise cause delivery of the Prospectus contained in such Registration Statement (other than an Issuance Registration Statement) to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was furnished to the Company by the Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver to the selling broker or to otherwise cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.

      8.  Suspension of Registration Requirement; Restriction on Sales.
          ------------------------------------------------------------

      (a) The Company shall promptly notify the Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to the Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

      (b) Subject to Section 8(d), but notwithstanding anything else to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised in writing by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for
                                              ---- ----
preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause
      ----------------
the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall notify the Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), nature of any Suspension Event.

      (c) The Holder agrees if requested in writing by the Company in the case of a Company-initiated nonunderwritten offering or by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144, during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of the registration statement relating to such Company-initiated offering.

      (d) Notwithstanding anything in Section 8 or Section 9 hereof to the contrary, in the event that, after the date that is the earlier of ninety days after the first anniversary of the date hereof or the date that the Registration Statement is first declared effective by the SEC, the Partnership receives notice from the Holder that the Holder seeks to redeem a number of Units that is at least the lesser of (x) 50,000 Units or (y) the number of Units owned by the Holder, and the Partnership determines that the Company shall issue Shares to the Holder pursuant to such redemption, provided that such notice is not revoked in whole or in part by the Holder prior to redemption, the Company agrees that during the 100 day period following receipt by the Partnership of such notice of redemption, for at least ten (10) business days (which must occur in a period or periods of not less than five (5) consecutive business days) during such portion of such 100 day period after which the Shares have been delivered to the Holder:

          (i) a Registration Statement with respect to such Shares shall be effective and not subject to suspension pursuant to this Section 8; and at the same time

          (ii) sales by the Holder of such Shares under such Registration Statement shall not be subject to "black-out" pursuant to Section 9 hereof.

      9.  Black-Out Period.  The Holder agrees that, following the effectiveness
          ----------------
of any Registration Statement (except an Issuance Registration Statement) relating to Registrable Shares of the Holder, the Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state Securities Commission at any time after the Holder has received notice from the Company to temporarily suspend sales as a result of the occurrence or existence of any Suspension Event so that the Company promptly may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

      10. Additional Shares.  The Company, at its option, may register, under
          -----------------
any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

      11. Contribution.  If the indemnification provided for in Sections 6 and 7
          ------------
is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or in writing by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any
          --------  -------
indemnifying party to
contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation
                                                            --- ----
or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 11, the Holder shall not be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

      12. No Other Obligation to Register.  Except as otherwise expressly
          -------------------------------
provided in this Agreement, the Company shall have no obligation to the Holder to register the Registrable Shares under the Securities Act.

      13. Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified, or supplemented or waived without the prior written consent of the Company and the Holder.

      14. Notices.  Except as set forth below, all notices and other
          -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when and if delivered personally or sent by telex or telecopier (with respect to notice by telex or telecopier, on a business day between the hours of 8:00 a.m. and 5:00 p.m., New York time), five business days after being sent if mailed by registered or certified mail (return receipt requested), postage prepaid, or upon receipt if sent by courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(f) or Section 7, the Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

          If to the Company:  Boston Properties, Inc.
                              8 Arlington Street
                              Boston, MA 02116
                              Attn: Edward H. Linde, President
                              Telecopy: (617) 536-4233
          with a copy to:     Goodwin, Procter & Hoar LLP
                              Exchange Place
                              Boston, MA 02109
                              Attn: Gilbert G. Menna, P.C.
                              Telecopy: (617) 523-1231

          and with a copy to:

                              Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, NY  10153
                              Attention: Alan J. Pomerantz, Esq.
                              Phone: 212-310-8402
                              Telecopy: 212-310-8007

          If to the Holder:   As listed on the Holder Signature Page

          with a copy to:     Warshaw Burstein Cohen Schlesinger & Kuh, LLP
                              555 Fifth Avenue
                              New York, NY  10017
                              Attention: Thomas J. Malmud, Esq.
                              Phone: 212-984-7781
                              Telecopy: 212-972-9150

          and a copy to:      Roberts & Holland, LLP
                              Worldwide Plaza
                              825 Eighth Avenue
                              New York, NY 10019
                              Attention: Lary S. Wolf, Esq.
                              Phone: 212-903-8719
                              Telecopy: 212-974-3059

In addition to the manner of notice permitted above, notices given pursuant to Sections 3, 8 and 9 hereof may be effected telephonically if promptly confirmed in writing thereafter in the manner described above.

      15. Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by the Holder and any attempted assignment hereof by the Holder will be void and of no effect and the Holder shall indemnify the Company and the Partnership against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), arising out of or based upon such attempted assignment; provided, that, the Holder may assign its rights
                                --------  ----
hereunder to any person to whom the Holder may Dispose of Shares and/or Units pursuant to Section 2(b) hereof.

      16. Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      17. Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

      18. Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      19. Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warrants or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                    BOSTON PROPERTIES, INC.



                                    By:
                                       -----------------------------------------
                                         Name: Robert E. Selsam
                                         Title: Senior Vice President

                                    BOSTON PROPERTIES LIMITED PARTNERSHIP

                                    By:  Boston Properties, Inc.
                                         Its General Partner


                                    By:
                                       -----------------------------------------
                                         Name: Robert E. Selsam
                                         Title: Senior Vice President

                                    KENVIC ASSOCIATES, A New York General
                                    Partnership


                                    By:
                                       -----------------------------------------
                                         Lucille Gladstone,
                                         General Partner of Kenvic Associates

                                    By:  Gladwater Associates, a New York
                                         Limited Partnership, as a General
                                         Partner of Kenvic Associates


                                    By:
                                       -----------------------------------------
                                         Lucille Gladstone,
                                         General Partner of Gladwater Associates

                                         By:   Vic Associates, a New York
                                               Limited Partnership, as a General
                                               Partner of Kenvic Associates

                                         By:   General Chemical and Supply Co.,
                                               Inc., as a General Partner of Vic
                                               Associates

                                          By:
                                             -----------------------------------
                                               Name: Edwin H. Baker
                                               Title: President

                                          Kenvic Associates
                                          c/o Madison Equities
                                          875 Third Avenue
                                          New York, New York  10022
                                          Attention: ___________
                                          Telephone number
                                          Facsimile number